Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMCD”) or its subsidiary, through acquisition on December 18, 2015, JCIII & Associates, LLC (“JCIII”; formerly known as JCIII & Associates, Inc.; and together with AMC Diligence, LLC referred to collectively as “AMC”) performed due diligence services as described below utilizing various scopes of review. All of these mortgage loans, which were originated by multiple parties, were purchased by an affiliate of Bayview Fund Management LLC (“Client”) in multiple bulk transactions and were reviewed by AMC on behalf of such party. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.

The diligence review (the “Review”) was conducted on a portion of the securitization mortgage loan population reviewed by AMC. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC may or may not have reviewed all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes (the “AMC Population”):

• “Compliance Review”:	1,676 mortgage loans
• “Data Integrity Review”:	1,711 mortgage loans
• “Securitization Payment History Review”:	1,711 mortgage loans

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date and time of this disclosure.

(3) Determination of the sample size and computation.

The AMC Population, to our knowledge, is a subset of all mortgage loans in the securitization population. AMC does not know what percentage of total mortgage loans in the securitization population were reviewed by a third party due diligence provider and therefore we cannot comment as to the sufficiency of such sample as a percentage of the overall securitization population. The narrative herein reflects just the diligence performed on the Non-TRID portion of the securitization. A separate summary has been comprised for the TRID population.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared certain data fields on the securitization tape provided by Client to the data found in the actual file as captured by AMC or in certain instances to other verification sources provided by the Client. The fields included in the data integrity review are detailed below (please note items with a * represent the latter of the information from the Note or modification, if relevant, on the mortgage loan in question).

AMORTIZATION TYPE	FIRST PAYMENT DATE	MOD LOAN AMOUNT	PROPERTY TYPE
APPRAISED VALUE	FIRST RATE ADJ DATE*	NOTE DATE	PROPERTY ADDRESS
ARM INDEX*	MARGIN*	ORIG FICO	PROPERTY CITY
BALLOON FLAG*	MAX LIFE RATE*	ORIG LOAN AMOUNT	PROPERTY STATE
BORROWER LAST NAME	MIN LIFE RATE*	ORIG RATE	PROPERTY ZIP
CONTRACT SALES PRICE	MOD DATE	ORIGINAL P&I	PURPOSE
CURRENT MATURITY DATE*	MOD FIRST PAYMENT DATE	PERIODIC CAP*	RATE CHANGE FREQ*
FIRST PAYMENT ADJ DATE*	MOD FLAG	PERIODIC FLOOR*

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6) Value of collateral securing the assets: review and methodology.

Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

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Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (1,671 mortgage loans)

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and

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ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and

viii) confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (5 Mortgage Loans)

For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:

a)	Rescission (§1026.23):
i)	Any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions;
b)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and

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iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
c)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;
d)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
e)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and
f)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(III) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the

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loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(IV) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation;
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(V) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

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(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

Securitization Payment History Review (1,711 mortgage loans)

AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a 24-month look back for each mortgage loan within the payment history sample population.

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RESULTS SUMMARY

There were 1,676 mortgage loans in the final compliance population as reviewed by AMC. After all documents were presented, 1,363 (81.32%) mortgage loans had compliance exceptions; however, only 236 (14.08%) of the mortgage loans had exceptions that triggered a C or D rating under the NRSRO rating criteria noted above.

COMPLIANCE RESULTS SUMMARY (1,676 Mortgage Loans)

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loan. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which are raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

AMC Consolidated

Compliance: Event Level	Loan Count	% of Loans
A	313	18.68%
B	1,127	67.24%
C	47	2.80%
D	189	11.28%
Total	1,676	100.00%

AMC Diligence, LLC (1,380 Mortgage Loans)

Compliance: Event Level	Loan Count	% of Loans
A	303	21.96%
B	875	63.41%
C	20	1.45%
D	182	13.19%
Total	1,380	100.00%

JCIII & Associates, LLC (296 Mortgage Loans)

Compliance: Event Level	Loan Count	% of Loans
A	10	3.38%
B	252	85.14%
C	27	9.12%
D	7	2.36%
Total	296	100.00%

Exception Listing

Exception listings have been separated for the mortgage loans reviewed by AMCD and the mortgage loans reviewed by JCIII. The summaries below detail the exceptions as noted in each party’s review and reflect only compliance EV2s or EV3s, as noted when conducting the original review in question. Please note that an EV3 may not result in a compliance C or D grade per relevant rating agency guidelines and some mortgage loans may have multiple exceptions. Certain RESPA and application date related exceptions, based upon the time of the initial review, may have been originally considered an EV3 and are reported in the table below as such but would now be considered an EV2.

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AMC Diligence, LLC (1,380 Mortgage Loans)

The following exceptions were noted on the mortgage loans included in the Compliance Review performed by AMCD.

Exception	# of Exceptions
Missing Initial Loan Application	586
RESPA	536
State Compliance Non-Compliance	256
Missing, Ineligible, Incomplete, Incorrect Right to Cancel	208
Incomplete, Incorrect, Illegible, Missing GFE	194
FACTA Disclosure Missing / Provision Timing	181
Missing Final HUD-1	179
Missing Appraisal; LTV utilizing sales price or loan amount	165
Final TIL Finance Charge Under Disclosed	159
TILA HELOC Related Non-Compliance	111
Missing / Incomplete Data for Compliance	88
Incomplete, Incorrect, Illegible, Missing Final TIL	66
CHARM Booklet Status or Timing	55
ARM Disclosure Status / Timing	41
Missing / Incomplete Loan Images	28
Incorrect Form Used for Same Lender Refinance	26
TILA Rescission - Disbursement Date Less than 3 Business Days From Transaction Date	24
Incomplete, Incorrect, Illegible, Missing Initial TIL	21
Final TIL Not Provided to Borrower At or Before Consummation	13
Final TIL APR Under/Over Disclosed By Greater Than 0.125%	10
Missing Document: Note - Subject Lien not provided	8
(Fed HPML) Federal Higher-Priced Mortgage Loan (Stated APR Exceeds HPML Threshold)	7
HELOC Fee Under-Disclosure	7
TIL Finance Charge Tolerance	7
Misc. Compliance Items	6
(Doc Error) TIL Error: Borrower signature not dated.	5
Federal HPML 2009 compliant	5
TIL MDIA	5
Final TIL Estimated	4
Safe Act	4
TIL-MDIA 3 Day Waiting Period	4
HUD Error - Disbursement Date Related	3
(Doc Error) Security Instrument Error: Notary/Security Instrument Date was not provided	2
Missing FHA Case Number Assignment	1
TIL APR Tolerance	1
TIL-MDIA 2009 Early TIL Disclosure Status	1
Total Exceptions	3,017

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JCIII & Associates, LLC (296 Mortgage Loans)

The following exceptions, subject to the disclosures noted above, were noted on the mortgage loans included in the Compliance Review performed by JCIII.

Exception	# of Exceptions
State - Missing Disclosure / Agreement; Other State Compliance	665
Initial TIL Missing	209
HMDA-reportable rate spread (1/1/04-10/1/09)	121
Affiliated Business Doc Missing	71
Initial GFE Missing	58
Credit Score Disclosure Not Present	56
Initial GFE Date not within 3 days of Initial Application Date	24
Evidence of Single Premium Credit Insurance With Disclosure	23
Finance Charge Under-Disclosed >$35 for Refinance	21
Initial TIL Date not within 3 days of Initial Application Date	16
State Late Charge Not Standard	16
ROR Missing	13
HUD-1 Missing	12
Finance Charge Under-Disclosed >$100 for Purchase	10
Missing WV Net Tangible Benefit Worksheet	6
TIL Missing	6
State Grace Period Below Minimum	5
TIL Incomplete	5
APR Tolerance Under-Disclosed 0.125	4
ROR Violation Funding date is prior to or equals the ROR End Date	4
Missing Notice of Change in Mortgage Terms / Revised Mortgage Loan Originator Disclosure	3
HUD-1 Incomplete	3
ROR Incorrect Form - Lender to Lender Not On H9/G9	2
Initial GFE Incomplete	1
Initial TIL Incomplete	1
Violation of SAFE Act/Agency Final Rules Origination Company and/or NMLS ID not printed on credit application - Application date between 1/1/11 and 1/9/14	1
Violation of SAFE Act/Agency Final Rules Originator name and/or NMLS ID not printed on credit application - Application date between 1/1/11 and 1/9/14	1
ROR Incomplete	1
Total Exceptions	1,358

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DATA INTEGRITY REVIEW RESULTS SUMMARY (1,711 Mortgage Loans)

AMC compared data fields on the securitization tape provided by the Client to the data found in the actual file or in certain instances to other verification sources where data may have changed since the origination of the loan such as borrower last name changing due to marital status changes or address changing due to 911 address changes or Note address not reflecting a physical address. In total, 1,486 unique loans (86.85% of the total) were identified to have variances across thirty-one (31) unique data fields. The largest variances were found on Representative FICO (Origination FICO), Maturity Date (Current Maturity Date), and Mod Date.

During the course of the data integrity review, AMC noted the following items:

▪	Most of the deltas for Original FICO, Property Type and Appraised Value were due to the data not being available in the file provided;
▪	The majority of the Original Interest Rate Deltas were off by less than 0.005 as it appeared that the Interest Rate per the securitization tape was rounded up to two decimal places;
▪	The majority of the Mod Loan Amount deltas are due to the Mod Loan Amount not being provided on the securitization tape. The Client may have updated these values on the final securitization tape; and
▪	Many of the variances in Original P&I and Current Maturity Date were related to tape data showing modification data vs. origination data or origination data versus modification data. The Client may have updated these values on the final securitization tape.
Data Field	Primary Document	# Deltas	% Loans
Representative FICO	Credit Report or FACTA disclosure	1,015	59.32%
Maturity Date	Latter of Note or Modification	724	42.31%
Mod Date	Modification	351	20.51%
Appraised Value	Appraisal or other property information	245	14.32%
Has Modification?	Modification	244	14.26%
Original Interest Rate	Note	200	11.69%
Property Type	Appraisal or other property information	199	11.63%
Original P&I	Note	152	8.88%
Mod First Payment Date	Modification	104	6.08%
Mod Loan Amount	Modification	96	5.61%
First Payment Date	Note	74	4.32%
Street	Note	56	3.27%
First Interest Rate Change Date	Latter of Note or Modification	48	2.81%
Zip	Note	48	2.81%
First Payment Change Date	Latter of Note or Modification	35	2.05%
Borrower Last Name	Note	30	1.75%
Amortization Type	Latter of Note or Modification	29	1.69%
Interest Rate Change Frequency	Latter of Note or Modification	27	1.58%
Interest Rate Life Min	Latter of Note or Modification	26	1.52%
Interest Rate Life Max	Latter of Note or Modification	25	1.46%
Index Type	Latter of Note or Modification	24	1.40%
City	Note	23	1.34%
Interest Rate Periodic Cap	Latter of Note or Modification	23	1.34%
Margin	Latter of Note or Modification	23	1.34%
Purpose	1003 or HUD	23	1.34%
Note Date	Note	20	1.17%
Contract Sales Price	HUD, 1003 or approval	19	1.11%
Balloon	Latter of Note or Modification	16	0.94%
Original Loan Amount	Note	13	0.76%
Interest Rate Periodic Floor	Latter of Note or Modification	10	0.58%
State	Note	1	0.06%

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OTHER REVIEW RESULTS SUMMARY

SECURITIZATION PAYMENT HISTORY REVIEW SUMMARY (1,711 Mortgage Loans)

A 24-month Payment History Review was completed on 1,711 mortgage loans. A total of 1,702 of the mortgage loans had complete pay history strings; however, nine (9) mortgage loans were missing at least one month of payment history data.

In total, 913 mortgage loans both had no delinquencies and no missing months. An additional, three (3) mortgage loans did not exhibit a delinquency; however, one month of payment history information was missing. Of the remaining 795 mortgage loans, six (6) mortgage loans both had a delinquency and were missing at least one month of payment history information. The remaining 789 mortgage loans exhibited at least one prior delinquency during the lookback but had completed pay history strings.

Delinquency During Lookback	Loan Count	% of Loans
0	913	53.36%
0 but with at least 1 missing month	3	0.18%
1 or more delinquencies	789	46.11%
1 or more delinquencies & missing at least 1 month	6	0.35%
Total	1,711	100.00%

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